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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-80775, and 333-35815.

                                                  ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin
March 13, 1998